                                  EXHIBIT 10.41
                             PUT AND CALL AGREEMENT


                             PUT AND CALL AGREEMENT

         THIS AGREEMENT, dated as of May 24, 2000, is by and between RHD CAPITAL VENTURES LLC, a Delaware limited liability company having an office at 300 Willowbrook Office Park, Fairport, New York 14450, Attention: Richard Sands, Manager, Telefax Number (716) 218-2160 (together with its successors and assigns, the "Warrantholder") and HUDSON HOTELS CORPORATION, a New York corporation, with an address of 300 Bausch & Lomb Place, Rochester, New York 14604, Attention: E. Anthony Wilson, Chairman, Telefax Number: (716) 454-1865 (the "Issuer").

                                R E C I T A L S:
                                 - - - - - - - -

         WHEREAS, on May 2, 2000, the Issuer authorized the issuance by the Issuer to the Warrantholder of a certain Agreement and Warrant to Purchase 5,000,000 Common Shares (the "Warrant"), exercisable by the Warrantholder on or before May 24, 2005 at a purchase price of $1.00 per share; and

         WHEREAS, as provided in the Warrant, the consideration for the grant of the Warrant is the payment of $1,000,000 (the "Issue Price") to the Issuer by the Warrantholder, of which $250,000 shall be paid in cash and the balance shall be paid by the execution and delivery by the Warrantholder to the Issuer of the Warrantholder's promissory note in the face amount of $750,000 (the "Promissory Note"); and

         WHEREAS, as a condition to purchasing the Warrant from the Issuer, the Warrantholder requires the Issuer to enter into this Agreement with the Warrantholder providing for (a) an option exercisable by the Issuer to purchase the Warrant from the Warrantholder and (b) an option exercisable by the Warrantholder to require the Issuer to purchase the Warrant from the Warrantholder, on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Issuer is willing to enter into this Agreement with the Warrantholder on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Warrantholder do hereby agree as follows:

1.       PUT AND CALL OF WARRANT

                  (a)      UPON PAYMENT OF ALL INDEBTEDNESS.
                           ---------------------------------

                  Upon the date of payment in full (the "Payment Date") of all indebtedness of the Issuer and Hudson Hotels Properties Corp. ("HHPC") to the Warrantholder (excluding the indebtedness of the Issuer to the Warrantholder under this Agreement) and for a period of thirty (30) days thereafter:

                       (i) The Issuer shall have the option to purchase the Warrant for the "Warrant Purchase Price" (as determined and calculated pursuant to Section 1(c) hereof; and

                       (ii) The Warrantholder shall have the option to require the Issuer to purchase the Warrant for the Warrant Purchase Price.

The option of the Issuer under Section 1(a)(i) hereof and the option of the Warrantholder under Section 1(a)(ii) hereof shall each be exercised by written notice to the other party given within thirty (30) days after the Payment

Date. In the event that the Issuer or the Warrantholder exercises its respective option under this Section 1(a), the closing of the purchase of the Warrant shall occur within ten (10) days after the date of exercise by the Issuer or the Warrantholder of its respective option under this Section 1(a); and the Warrant Purchase Price shall become immediately due and payable upon the earlier of (y) the date of closing of the purchase of the Warrant or (z) the date ten days after the date of exercise by the Issuer or the Warrantholder of its respective option under this Section 1(a).

                  (b) UPON EVENT OF DEFAULT.

                  Upon the occurrence of any "Event of Default" (as such term is defined in any document or instrument evidencing or securing any indebtedness of the Issuer or HHPC to the Warrantholder), the Warrantholder shall have the option to require the Issuer to purchase the Warrant for the Warrant Purchase Price. The option of the Warrantholder under this Section 1(b) shall be exercised by written notice to the Issuer given within thirty (30) days after the date of the occurrence of any Event of Default. In the event that the Warrantholder exercises its option under this Section 1(b), the closing of the purchase of the Warrant shall occur within ten (10) days after the date of exercise by the Warrantholder of its option under this Section 1(b); and the Warrant Purchase Price shall become immediately due and payable upon the earlier of (y) the date of closing of the purchase of the Warrant and (z) the date ten days after the date of exercise by the Warrantholder of its option under this
Section 1(b).

                  (c) WARRANT PURCHASE PRICE.

                             (i) DEFINITIONS. For purposes of this Section 1(c), the following expressions shall have the following meanings:


                                    "S1" means the amount set forth on Schedule
                                    1 attached hereto for the whole number of months from May 24, 2000 to the Trigger Date, for the exercise by the Issuer or the Warrantholder of its respective option under
                                    Section 1(a), or the exercise by the
                                    Warrantholder of its option under Section
                                    1(b), as applicable.

                                    "TD" means the aggregate outstanding
                                    indebtedness of the Issuer to the
                                    Warrantholder (excluding the Indebtedness of the Issuer to the Warrantholder under this Agreement) on the Trigger Date.

                                    "AMP" means the average market price of
                                    shares of common stock of the Issuer for the calendar quarter immediately preceding the Trigger Date.

                                    "n" is equal to the whole number of months from May 24, 2000 to the Trigger Date.

                                    "Trigger Date" means the date of the event which triggers the determination and calculation of the Warrant Purchase Price, which date shall be (A) the Payment Date or
                                    (B) the date of the occurrence of an Event of Default, as the case may be.

                                    "TSP" means the product of 2.73 and (1.01)n.

                             (ii) DETERMINATION OF WARRANT PURCHASE PRICE. For purposes of this Agreement, the Warrant Purchase Price for each share of common stock of the Issuer, with respect to which the Warrant shall not have been exercised as of the date of determination, shall be determined and calculated as follows:

                                    (A) if AMP is less than TSP, then the
                                        Warrant Purchase Price shall equal (.2
                                        times (TSP minus AMP)) plus ((S1 minus
                                        TD) divided by 5,000,000); and

                                    (B) if AMP is greater than or equal to TSP,
                                        then the Warrant Purchase Price shall
                                        equal (S1 minus TD) divided by
                                        5,000,000.

                                    In determining and calculating the Warrant
                                    Purchase Price pursuant to this Section
                                    1(c)(ii), if S1 is less than TD on the date of determination, then (S1 minus TD) shall be deemed to equal zero.

         2. NOTICES. All notices required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid; (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a),
(b) or (c) above, addressed if to Warrantholder at its address set forth on the first page hereof, and if to Issuer at its designated address set forth on the first page hereof with a copy to Alan Lockwood, Esquire, Boylan, Brown, Code, Vigdor & Wilson LLP, 2400 Chase Square, Rochester, New York 14604, Telecopier
Number: (716) 232-3528, or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section. A copy of all notices directed to Warrantholder shall be delivered concurrently to James E. Locke, Esq., Nixon Peabody LLP, Clinton Square, Rochester, New York 14603, Telecopier Number: (716) 263-1600. A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery; (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; (c) in the case of expedited prepaid delivery, upon the first attempted delivery on a business day; or (d) in the case of telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this Section. A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given.

         3. WAIVER OF TRIAL BY JURY. ISSUER AND WARRANTHOLDER, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO WITH RESPECT TO THIS AGREEMENT.

         4. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that, if any such provision is held to be invalid, illegal or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable.

         5. HEADINGS. All headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

         6. GOVERNING LAW. This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

         7. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed to be an original document, but all of which will constitute a single document.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered effective as of the date and year first above written.

                                           WARRANTHOLDER:

                                           RHD CAPITAL VENTURES LLC,
                                           a Delaware limited liability company

                                           By
                                              ----------------------------------
                                              Name:  Richard Sands
                                              Title:  Manager

                                           ISSUER:

                                           HUDSON HOTELS CORPORATION, a New York
                                           corporation

                                           By
                                              ----------------------------------
                                              Name:  E. Anthony Wilson
                                              Title:  Chairman and CEO

                               SCHEDULE 1
                             ($ IN MILLIONS)

  WHOLE NUMBER               S1                         S1
    OF MONTHS            FOR OPTION                 FOR OPTION
 FROM 5/24/2000            UNDER                       UNDER
 TO TRIGGER DATE        SECTION 1(A)               SECTION 1(B)

        1                $26.145938                 $37.700000
        2                $26.226276                 $37.700000
        3                $26.311700                 $37.700000
        4                $26.402349                 $37.700000
        5                $26.498364                 $37.700000
        6                $26.599892                 $37.700000
        7                $26.707086                 $37.700000
        8                $26.820104                 $37.700000
        9                $26.939109                 $37.700000
       10                $27.064273                 $37.700000
       11                $27.018989                 $37.700000
       12                $26.977115                 $37.700000
       13                $26.938748                 $37.700000
       14                $26.903990                 $37.700000
       15                $26.872946                 $37.700000
       16                $26.845726                 $37.700000
       17                $26.822445                 $37.700000
       18                $26.803224                 $37.700000
       19                $26.788186                 $37.700000
       20                $26.777461                 $37.700000
       21                $26.771186                 $37.700000
       22                $26.769501                 $37.700000
       23                $26.772553                 $37.700000
       24                $26.878185                 $37.700000
       25                $26.999375                 $37.700000
       26                $27.136746                 $37.700000
       27                $27.290956                 $37.700000
       28                $27.462704                 $37.700000
       29                $27.652730                 $37.700000
       30                $27.861820                 $37.700000
       31                $28.090805                 $37.700000
       32                $28.340566                 $37.700000
       33                $28.612037                 $37.700000
       34                $28.906206                 $37.700000
       35                $29.224122                 $37.991358
       36                $29.566892                 $38.436960
       37                $29.935693                 $38.916401
       38                $30.331769                 $39.431299
       39                $30.756438                 $39.983370
       40                $31.211098                 $40.574428
       41                $31.697229                 $41.206397
       42                $32.216396                 $41.881315


                                       5




       43                $32.770263                 $42.601342
       44                $33.360588                 $43.368765
       45                $33.989237                 $44.186008
       46                $34.658186                 $45.055642
       47                $35.369532                 $45.980391
       48                $36.125494                 $46.963142
       49                $36.928427                 $48.006956
       50                $37.780830                 $49.115080
       51                $38.685351                 $50.290956
       52                $39.644798                 $51.538238
       53                $40.662153                 $52.860798
       54                $41.740576                 $54.262749
       55                $42.883425                 $55.748452
       56                $44.094260                 $57.322538
       57                $45.376864                 $58.989923
       58                $46.735251                 $60.755827
       59                $48.715050                 $63.329565
       60                $50.694849                 $65.903303

                                       6